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                                                                  EXHIBIT 10.21


                                 AMENDMENT NO. 2
                          Dated as of February 21, 2002
                                       to
                           RECEIVABLES SALE AGREEMENT
                           Dated as of August 10, 2000

THIS AMENDMENT NO. 2 dated as of February 21, 2002 ("Amendment") is entered into by and among Jabil Circuit Financial, Inc., a Delaware corporation (the "Buyer"), Jabil Circuit, Inc., a Delaware corporation ("Jabil") and Jabil Circuit of Texas, LP ("Jabil Texas", together with Jabil, each individually, an "Originator" and collectively, the "Originators"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the RSA, as defined below.

                             PRELIMINARY STATEMENTS

                  A. The Buyer and the Originators are parties to that certain Receivables Sale Agreement dated as of August 10, 2000 (as the same has been amended prior to the date hereof and may be further amended, restated, supplemented or otherwise modified from time to time, the "RSA").

                  B. The parties hereto have agreed to amend the RSA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Originators agree as follows:

                  SECTION 1. Amendments to the RSA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the RSA is hereby amended as follows:

                  1.1 Sections 2.1(i), 2.1(j) and 4.2(d) are each hereby amended to delete the parenthetical "(other than the CISCO Receivables)" contained therein.

                  1.2 Section 4.1(g) of the RSA is hereby amended to delete the phrase "and with respect to the CISCO Receivables, other than the Adverse Claim in favor of CISCO Systems, Inc.," contained therein.

                  1.3 Exhibit I of the RSA is hereby amended to delete the definition of "CISCO Receivables" contained therein in its entirety.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first above written, upon (i) receipt by the Buyer of four (4) copies of this Amendment duly executed by each of the Buyer, Jabil and Jabil Texas and consented to by Bank One, NA (Main Office Chicago), as Agent (the "Agent") and (ii) the satisfaction of the conditions precedent set forth in that Amendment No. 6 dated as of the date hereof to

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Receivables Purchase Agreement dated as of August 10, 2000 entered into by and among the Buyer, Jabil, Falcon Asset Securitization Corporation and the Agent.

                  SECTION 3. Covenants, Representations and Warranties of the Originators.

                  3.1 Upon the effectiveness of this Amendment, each of the Originators hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RSA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

                  3.2 Each of the Originators hereby represents and warrants, (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event has occurred or is continuing.

                  SECTION 4. Reference to the Effect on the RSA.

                  4.1 Upon the effectiveness of this Amendment, each reference in the RSA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RSA as amended hereby, and each reference to the RSA in any other document, instrument or agreement executed and/or delivered in connection with the RSA shall mean and be a reference to the RSA as amended hereby.

                  4.2 Except as specifically amended hereby, the RSA and the other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the RSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                                       2

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                  SECTION 8. Fees and Expenses. Each Originator hereby confines its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Buyer.


                                       3

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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                       JABIL CIRCUIT FINANCIAL, INC.



                                       By: /s/ Jonathan E. Taylor
                                          --------------------------------------
                                          Name: Jonathan E. Taylor
                                          Title: Vice President



                                       JABIL CIRCUIT, INC.



                                       By: /s/ Forbes Alexander
                                          --------------------------------------
                                          Name: Forbes Alexander
                                          Title: Treasurer



                                       JABIL CIRCUIT OF TEXAS, LP

                                       By: Jabil Texas Holdings, LLC, its sole
                                           General Partner

                                       By: Jabil Circuit, Inc.
                                           its sole Manager and Member



                                       By: /s/ Forbes Alexander
                                          --------------------------------------
                                          Name: Forbes Alexander
                                          Title: Treasurer

                        Signature Page to Amendment No. 2

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CONSENTED TO:

BANK ONE, NA (Main Office Chicago),
as a Financial Institution and as Agent



By: /s/ Elizabeth R. Cohen
   ------------------------------------
   Name: Elizabeth R. Cohen
   Title: Authorized Signatory

                        Signature Page to Amendment No. 2